EX 32

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                           CARDIFF INTERNATIONAL, INC.
                           PURSUANT TO 18 U.S.C. S1350


     In connection with the Annual Report of Cardiff International, Inc. (the "Company") on Form 10-KSB for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), We, Charles J. Calello President and a Director, and Clay Calello Vice President and a Director, certify, pursuant to 18 U.S.C. S1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Clay Calello
Clay Calello
Vice President and Director
October 21, 2005


/s/ Charles J. Calello
Charles J. Calello
President, Chief Executive Officer
October 21, 2005